STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of this 29th day of March 2002 by and between HOWARD HELLMAN a resident of Fort Lauderdale, Florida ("Hellman"), DATAQUEST TECHNOLOGIES INC. a Florida corporation (the "Company"), and METHOD PRODUCTS CORP., a Florida corporation (the "Buyer").

                                   WITNESSETH:

         WHEREAS, Hellman owns all of the issued and outstanding capital stock of the Company (the "Stock");

         WHEREAS, Hellman desires to sell to the Buyer and the Buyer desires to purchase from Hellman all of the Stock of the Company subject to the terms and conditions of this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, the parties hereto covenant and agree as follows:

                                    ARTICLE I

   CLOSING; PRECLOSING DISTRIBUTIONS, PAYMENTS AND ASSUMPTIONS; SALE OF STOCK

         1.01. Closing. The Closing (the "Closing") of the transaction described herein shall take place at 12 p.m. eastern daylight time at the offices of the Buyer located in Pompano Beach, Florida or such other location in the Pompano Beach, Florida vicinity as the parties may agree on or before March 29, 2002 (the "Closing Date") unless a later date is agreed to by written consent of all parties hereto.

         1.02. Payoff of Creditors. At or prior to the Closing, Hellman and the Company warrant that there are no outstanding payables and liabilities;

         1.03 Purchase of Stock. Upon and subject to the terms and conditions of the Agreement, Buyer agrees to purchase and accept delivery from Hellman, and Hellman agrees to sell, assign, transfer and deliver to Buyer, at the Closing, all of the issued and outstanding Stock of the Company, free and clear of all liens, pledges, security interests, claims, charges, restrictions, equities or encumbrances of any kind whatsoever. Hellman shall deliver to Buyer at Closing the certificate or certificates representing the Stock of the Company owned by Hellman, duly endorsed in blank by Hellman, or accompanied by a duly endorsed stock power in blank, and with all necessary transfer tax and other revenue stamps, acquired at the Company's expense, affixed and canceled. The Company and Hellman agree to cure any deficiencies with respect to the endorsement of the certificates or other documents of conveyance with respect to such Stock or with respect to the stock power accompanying any of the Stock.

         1.04. Purchase Price. The total purchase price for the Stock shall be thirty thousand (30,000) shares of the Buyer's restricted common stock (the "Purchase Price"). The shares of restricted stock shall be delivered within 10 business days of the closing.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         2.01. Representations and Warranties of The Company. The Company hereby makes the following representations and warranties to Buyer as of the date of this Agreement through the Closing:

                  (a) Authority. The Company is a Florida corporation duly organized, validly existing and in good standing under the laws of the state in which it is organized. The Company has all requisite power and authority and the legal right to own its properties and to conduct its business as currently conducted, and to execute, deliver and perform this Agreement. The Company's execution, delivery, and performance of this Agreement has been duly and validly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms against the Company except as may be limited by laws affecting the enforcement of creditors' rights or equitable principles generally.

                  (b) No Restrictions Against Performance. Neither the execution, delivery, or performance of this Agreement by the Company, or the consummation of the transactions described herein will, with or without the giving of notice or the passage of time, or both, violate any provisions of, conflict with, result in a breach of, constitute a default under, or result in the creation or imposition of any Lien or condition under, (i) any and all organizational documents of the Company, including as applicable, the Company's articles of incorporation and bylaws, as same may be amended; (ii) any federal, state or local law, statute, ordinance, regulation or rule, which is or may be applicable to the Company, the Assets or the Stock; (iii) any contract, indenture, instrument, agreement, mortgage, lease, right or other obligation or restriction to which the Company is a party or by which the Company, the Stock or the Assets is or may be bound; or (iv) any order, judgment, writ, injunction, decree, license, franchise, permit or other authorization of any federal, state or local court, arbitration tribunal or governmental agency by which the Company, the Stock or the Assets is or may be bound. The execution and delivery of this Agreement by the Company and the performance by the Company of the transactions described herein will not constitute an act of bankruptcy, preference, insolvency or fraudulent conveyance under any bankruptcy act or other law for the protection of debtors or creditors.

                  (c) Third-Party and Governmental Consents. No approval, consent, waiver, order or authorization of, or registration, qualification, declaration, or filing with, or notice to, any federal, state or local governmental authority or other third party is required in connection with the Company's execution of this Agreement or the consummation of the transactions described herein except: (i) the approval of the Company, which constitutes the Company's sole shareholder (Hellman), which approval shall be evidenced by the execution of this Agreement by a duly authorized representative of the Company;
(ii) the consent of certain of the Company's customers and product lines and/or vendors required under maintenance services agreements in effect with respect to such customers, attached as Exhibit 2.

                  (d) Capitalization. The authorized capital stock of the Company consists of shares of common stock, of which ____ shares are issued and outstanding. Hellman owns all __________ of the issued and outstanding shares of the Stock, free and clear of all security interests, liens, adverse claims, encumbrances, equities, proxies and shareholder agreements. Each outstanding share of Stock has been legally and validly issued and is fully paid and nonassessable. No shares of the Stock are owned by the Company in treasury. No shares of the Stock have been issued or disposed of in violation of the preemptive rights, rights of first refusal or similar rights of any of the Company's stockholders. The Company has no bonds, debentures, notes or other obligations the holders of which have the right to vote (or are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter.

                  (e) Transactions in Capital Stock. There exist no options, warrants, subscriptions or other rights to purchase, or securities convertible into or exchangeable for, any of the authorized or outstanding securities of the Company, and no option, warrant, call, conversion right or commitment of any kind exists which obligates the Company to issue any of its authorized but unissued capital stock. The Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any distribution in respect thereof.

                  (f) Continuity of Business Enterprise. Except as described by this Agreement, there has not been any sale, distribution or spin-off of significant assets of the Company other than in the ordinary course of business within the two (2) year period preceding the date of this Agreement.

                  (g) Corporate Records. The copies of the articles of incorporation and bylaws, and all amendments thereto, of the Company that have been delivered or made available to Buyer are true, correct and complete copies thereof, as in effect on the date hereof. The minute books of the Company, copies of which have been delivered or made available to Buyer, contain accurate minutes of all meetings of, and accurate consents to all actions taken without meetings by, the Board of Directors (and any committees thereof) and the stockholder(s) of the Company in the three (3) years prior to the Closing Date, and contain all other material minutes and consents of the directors and stockholders of the Company since its formation. On or prior to the Closing Date, the Company shall deliver to the Buyer any and all additional corporate records of the Company, including but not limited to all invoices, purchase orders, customer contracts, human resources records, insurance policies currently in effect and issued to the Company, and tax returns of every type and nature.

                  (h) Title. The Company has good, valid, marketable, legal and beneficial title to all of the Assets (except with respect to equipment which is leased pursuant to the leases described in Section 2 hereof) and all of the Assets shall be at Closing free and clear of all liens, liabilities, claims, mortgages, obligations, restrictions, or other encumbrances of any kind or nature (collectively, "Liens"), of any nature whatsoever, whether absolute, legal, equitable, accrued, contingent or otherwise, including without limitation any rights of first refusal as to any of the Assets. A complete and accurate list of the inventory, equipment, furniture, furnishings, fixtures, customer (with a summary of all fee provisions pertaining to the customer agreements relating to such customers, the term of each of such customer agreements, and identification as to any additional warranties provided by the Company pursuant thereto, in addition to or in lieu of manufacturers' warranties) and supplier contracts, equipment leases, trademarks, service marks and Internet domain names constituting a portion of the Assets is attached hereto as Schedule 2 non other than the maintenance service agreements listed on exhibit A. The sole asset of the company are the service agreements. Except with respect to Liens affecting the Assets, any and all of which shall be released at or prior to the Closing, there are no outstanding options, warrants, commitments, agreements or any other rights of any character, entitling any person or entity other than Buyer to acquire any interest in all, or any part of, the Assets.

                  (i) Orders and Decrees. None of the Company, the Stock or any of the Assets is subject to any judicial or administrative order, ordinance or zoning restriction which would adversely affect, or impose any condition on, the Company, the Stock, the Assets, or the transactions described herein.

                  (j) Compliance with Laws. The Company is in compliance in all material respects with all applicable laws, rules, regulations and administrative orders of (i) the United States, (ii) Florida and any other states and/or other jurisdictions in which it transacts business, and (iii) any municipality, county, or subdivision, to which the Company, the Stock or any of the Assets is or may be subject.

                   (l) Taxes. The Company has since its inception prepared and filed all United States income tax returns and reports and all state, local and municipal tax returns and reports of every nature that are required to be filed by it and has paid or made provisions for the timely payment of all taxes and/or other charges, however characterized, that have become due pursuant to such returns and reports, including but not limited to unemployment compensation, property, payroll and sales taxes. None of such returns or reports have been audited by any regulatory authority, including but not limited to the Internal Revenue Service (the "IRS") nor has the IRS or any other regulatory authority made inquiry of, reviewed or otherwise investigated same. No deficiency, assessment or proposed adjustment of any of such taxes and/or charges, however characterized, is pending or, to the Company's knowledge, threatened, nor are any investigations by any regulatory authorities pending or, to the Company's knowledge, threatened pertaining thereto. The Company has not received nor is it otherwise aware of, any written notices or other inquiries, written or oral, relating to any taxes and/or other charges, however characterized, from any regulatory authority, which may adversely impact the Company, the Stock, the Assets or the transactions described in this Agreement.

                  (m) Personal Property and EquipmentThe company owns no personal property or equipment

                  (n) Employment Matters. Except as set forth in Schedule 3 hereof, the consummation of the transactions described hereby will not cause the Company or the Buyer to incur or suffer any liability relating to, or obligation to pay, any severance, termination or other payment of any type whatsoever, however characterized, including but not limited to payroll withholding taxes, to any person or entity. Except as set forth in Schedule 3 hereof, no employee of the Company has any contractual right to continued employment by the Company following the consummation of the sale and transfer of the Stock pursuant to this Agreement, the Buyer shall be free to offer employment to the employees of the Company, and the Company shall be free to continue the employment of such employees. Set forth in Schedule 3 is an accurate and complete list of all employees employed by Dataquest Technologies showing as to each the nature of the employee's job, years of service, the amount or rate of compensation, all accruals of vacation, personal days, sick leave, and any other benefits due the employee and other matters which may be reasonably required by the Buyer.

                  (o) Litigation. There is no judicial or administrative action, suit or proceeding, pending, or to A the Company's knowledge, threatened against or relating to the Company, the Stock or the Assets, before any federal, state or local court, arbitration tribunal or governmental authority which could, individually or in the aggregate, (i) result in the voluntary or involuntary transfer of any of the Stock or the Assets; or (ii) adversely affect the Company, the Stock or the Assets. The Company knows of no reasonable basis for any such action, suit, proceeding or any governmental investigation relating to the same.

                  (p) Absence of Undisclosed Liabilities. As of the Closing Date, the Company will not to its knowledge have any liabilities or obligations, either direct or indirect, matured or unmatured or absolute, contingent or otherwise, except those liabilities and obligations: (i) associated with executory contracts entered into by the Company with its customers (which liabilities include, without limitation deferred service revenue obligations),
(ii) owed to the Company (or its affiliated entities) as expressly provided in this Agreement and (iii) relating to employment arrangements with the Company's employees identified in Schedule 3 hereof for: (1) paid time off accruing prior to the actual date of Closing, (2) any severance due in connection with the termination of the employee's employment on or after the Closing Date; and (3) payroll, any required withholding related thereto and any and all obligations with respect to such employees arising from and after the Closing. For purposes of this Agreement, the term "liabilities" shall include, without limitation, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted or unasserted, choate or inchoate, liquidated or unliquidated, secured or unsecured.

                  (r) Commitments. Except as otherwise disclosed pursuant to this Agreement, the Company is not a party to or bound by, nor are the Assets bound by, whether or not in writing, any of the following:

                           (i)      partnership or joint venture agreement;

                           (ii)     guaranty or suretyship, indemnification or
contribution agreement or performance bond;

                           (iii)    debt instrument, loan agreement or other
obligation relating to indebtedness for borrowed money or money lent or to be lent to another;

                           (iv)     contract to purchase real property;

                           (v)      agreement relating to any material matter or
transaction in which an interest is held by a person or entity that is an affiliate of the Company;

                           (vi)     agreement for the  acquisition  of services,
supplies, equipment, inventory, fixtures or other property, or agreements with public relations or advertising agencies, accountants or attorneys (other than in connection with this Agreement and the transactions described herein) involving more than $2,000 in the aggregate;

                           (vii)    powers of attorney;

                           (viii)   contracts containing non-competition
covenants;

                           (ix)     any license or other agreement, written or
oral, pertaining to the use of the name "Data Quest Technologies, Inc." or any derivative thereof, trademark or logo; or

                           (x)      any other agreement or commitment not made
in the ordinary course of business or that is material to the business, operations, condition (financial or otherwise) or results of operations of the Company.

                  (s) Financial Statements. Tax returns of the Company for the all the fiscal years to the date of Closing, attached hereto as Exhibit 1, are true and correct copies of tax returns filed with the IRS,

                  (t) No Material Misrepresentations or Omissions. No representation, warranty or covenant made by the Company or Hellman in this Agreement or in any written statement or certificate furnished to or to be furnished to the Buyer pursuant to this Agreement or in connection with the transactions described in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made not misleading. All books, written statements, documents and records furnished or given by the Company to the Buyer and its authorized representatives and agents during the negotiation of or preparatory to the execution of this Agreement and the consummation of the transactions described herein contain no material misrepresentations or omit material facts necessary to make such statements and materials not misleading.

         2.02. Representations and Warranties of Hellman. Hellman hereby makes the following representations and warranties to Buyer as of the date of this Agreement through the Closing:

                  (a) Authority. Hellman is an individual, which resides in Fort Lauderdale, Florida. Hellman has all requisite power and authority and the legal right to own its properties and to conduct its business as currently conducted, and to execute, deliver and perform this Agreement. Hellman's execution, delivery, and performance of this Agreement has been duly and validly authorized by all necessary action on the part of the Hellman. This Agreement has been duly executed and delivered by Hellman and constitutes the legal, valid and binding obligation of Hellman enforceable in accordance with its terms against Hellman except as may be limited by laws affecting the enforcement of creditors' rights or equitable principles generally.

                  (d) Account Payables of the Company. Hellman agrees to guarantee and timely pay all account payables and other liabilities of the Company set forth in Schedule 2 of this Agreement after the Closing so as to not adversely affect the Company's ongoing ordinary course of business. Concurrent with the Closing, Hellman shall be deemed, without any further action, to forgive any and all intercompany loans and payables otherwise outstanding, due or owing by the Company to Hellman and/or any Hellman subsidiary and/or otherwise related person and/or entity.

                  (e) Confirmation of Representation and Warranties of the Company. The Company confirms each of the representations and warranties set forth above by the Company.

                  (f) Litigation. There is no judicial or administrative action, suit or proceeding, pending, threatened against or relating to Hellman and/or the Company which could effect the Stock or the Assets, before any federal, state or local court, arbitration tribunal or governmental authority which could, individually or in the aggregate, (i) result in the voluntary or involuntary transfer of any of the Stock or the Assets; or (ii) adversely affect the Stock or the Assets. Hellman knows of no reasonable basis for any such action, suit, proceeding or any governmental investigation relating to the same.

                  (g) Tax Returns; Related Matters. Hellman will cause, at his expense, all of the Company's tax returns for the fiscal year ended December 31st, 2001 to be professionally prepared and filed,and shall deliver to buyer a copy of what has been filed with the IRS. The Company will provide or cause to be provided by its appropriate personnel to the Buyer and Hellman any and all normal support and oral and written representations normally required in an audit performed in accordance with generally accepted accounting standards.

                  (h)Investment Representations of Company. The Company understands that the Restricted Stock issued to Hellman is not registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. Hellman represents and warrants that it is an "accredited investor" and "sophisticated investor" as defined under the Securities Act and state "Blue Sky" laws. Hellman represents and warrants that the Restricted Stock to be acquired by Hellman upon consummation of the transactions described in this Agreement will be acquired by Hellman's own account, not as a nominee or agent, and without a view to resale or other distribution within the meaning of the Securities Act and the rules and regulations thereunder, and that Hellman will not distribute the Restricted Stock in violation of the Securities Act. Hellman represents and warrants to Buyer that Hellman has such knowledge and experience in financial and business matters such that Hellman is capable of evaluating the merits and risks of Hellman's investment in any the Restricted Stock to be acquired by Hellman upon consummation of the transactions described in this Agreement. Hellman confirms that it has had the opportunity to ask questions of and receive answers from Buyer and its officers and directors concerning the terms and conditions of Hellman's investment in the Restricted Stock, that it has reviewed Buyer's public filings made with the U.S. Securities Exchange Commission under the Securities Exchange Act of 1934, as amended, for the period July 1, 2001 through the Closing Date, and Hellman has received to its satisfaction, such additional information, about Buyer's operations as Hellman has requested.

                  (i) No Material Misrepresentations or Omissions. No representation, warranty or covenant made by the Hellman in this Agreement or in any written statement or certificate furnished to or to be furnished to the Buyer pursuant to this Agreement or in connection with the transactions described in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made not misleading. All books, written statements, documents and records furnished or given by the Hellman to the Buyer and its authorized representatives and agents during the negotiation of or preparatory to the execution of this Agreement and the consummation of the transactions described herein contain no material misrepresentations or omit material facts necessary to make such statements and materials not misleading.

         2.03. Representations and Warranties of Buyer. Buyer hereby makes the following representations and warranties to the Company and Hellman as of the date of this Agreement through the Closing:

                  (a) Authority. Buyer is a Florida corporation duly organized, validly existing and in good standing under the laws of the state in which it is organized. Buyer has all requisite power and authority and the legal right to own its properties and to conduct its business as currently conducted, and to execute, deliver and perform this Agreement. Buyer's execution, delivery, and performance of this Agreement has been duly and validly authorized by all necessary action on the part of the Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer enforceable in accordance with its terms against Buyer except as may be limited by laws affecting the enforcement of creditors' rights or equitable principles generally.

                  (b) No Restrictions Against Performance. Neither the execution, delivery, or performance of this Agreement by Buyer, nor the consummation of the transactions described herein will, with or without the giving of notice or the passage of time, or both, violate any provisions of, conflict with, result in a breach of, constitute a default under, or result in the creation or imposition of any Lien or condition under, (i) Buyer's organizational documents; (ii) any federal, state or local law, statute, ordinance, regulation or rule, which is applicable to Buyer; (iii) any contract, indenture, instrument, agreement, mortgage, lease, right or other obligation or restriction to which Buyer is a party or by which Buyer is bound or to which the shareholder(s) of the Buyer is/are a party or otherwise bound; or (iv) any order, judgment, writ, injunction, decree, license, franchise, permit or other authorization of any federal, state or local court, arbitration tribunal or governmental agency by which Buyer is bound. The execution and delivery of this Agreement by Buyer and the performance by Buyer of the transactions described herein will not constitute an act of bankruptcy, preference, insolvency or fraudulent conveyance under any bankruptcy act or other law for the protection of debtors or creditors.

                  (c) Third-Party and Governmental Consents. No approval, consent, waiver, order or authorization of, or registration, qualification, declaration, or filing with, or notice to, any federal, state or local governmental authority or other third party is required on the part of Buyer in connection with the execution of this Agreement or the consummation of the transactions described herein, or has otherwise been obtained prior to Closing.

                  (e) Investment Representations of Buyer. Buyer understands that the Stock is not registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. Buyer warrants that it is an "accredited investor" or "sophisticated investor" as defined under the Securities Act and state "Blue Sky" laws, or that Buyer has utilized, to the extent necessary to be deemed a sophisticated investor under the Securities Act and State "Blue Sky" laws, the assistance of a professional advisor. Buyer represents and warrants that the Stock to be acquired by Buyer upon consummation of the transactions described in this Agreement will be acquired by Buyer's own account, not as a nominee or agent, and without a view to resale or other distribution within the meaning of the Securities Act and the rules and regulations thereunder, and that Buyer will not distribute any of the Stock in violation of the Securities Act. Buyer represents and warrants to The Company and Hellman that Buyer, either alone or together with the assistance of Buyer's own professional advisor, has such knowledge and experience in financial and business matters such that Buyer is capable of evaluating the merits and risks of Buyer's investment in any of the Stock to be acquired by Buyer upon consummation of the transactions described in this Agreement. Buyer confirms that it has had the opportunity to ask questions of and receive answers from Hellman and the Company concerning the terms and conditions of Buyer's investment in the Stock, and Buyer has received to its satisfaction, such additional information, about the Company's operations as Buyer has requested.

                  (f) No Material Misrepresentations or Omissions. No representation, warranty or covenant made by Buyer in this Agreement or in any written statement or certificate furnished to or to be furnished to the Company or Hellman pursuant to this Agreement or in connection with the transactions described in this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made not misleading. All books, statements, documents and records furnished or given by Buyer to the Company or Hellman and their respective authorized representatives and agents during the negotiation of or preparatory to the execution of this Agreement and the consummation of the transactions described herein contain no material misrepresentations or omissions of material facts.

                                  ARTICLE III

                                    COVENANTS

         3.01. The Company's Covenants. The Company hereby covenants and agrees that:

                   (a) Conduct of Business. From the date hereof until Closing, the Company shall:

                           (i)      maintain and preserve the Assets in a
reasonable and prudent manner, in the ordinary and usual course in which it has been conducted in the past, including but not limited to maintaining insurance coverage for the Assets (to the extent insurable); provided however, that the Company may continue to market and sell its inventory comprising a portion of the Assets in the ordinary and usual course in which the Company has conducted business in the past, and otherwise conduct its business in the ordinary and usual course;

                           (ii)     not create,  assume, or incur any
indebtedness, make any expenditures or enter into any commitments with respect to or affecting itself or the Assets, except as otherwise provided in this Agreement or in the ordinary course of business;

                           (iii)    not sell,  transfer,  dispose  of, or create
or suffer any Lien on the Assets, except as expressly described in this Agreement and except as may be approved by Buyer in advance; and

                           (iv)     not take any other  action  which would have
an adverse effect its business or the Assets, including without limitation the value or condition thereof.

                  (b) Liabilities for Salaries and Related Withholding. The Company shall pay off or satisfy on or prior to the Closing Date any and all liabilities for salary and required withholding that accrued prior to the Closing Date and for fringe benefits, other than paid time off, that accrued prior to the Closing Date.

                  (c) Further Assurances. the Company agrees, without further consideration, to execute and deliver such other instruments of transfer and take such other action, at the Company's expense, as Buyer may reasonably request in order to put Buyer in possession of, and to vest in Buyer, good, valid, and unencumbered title to the Stock and the Assets in accordance with this Agreement and to consummate the transactions described in this Agreement.

                  (d) Best Efforts. The Company represents that it shall use its best efforts to close pursuant to the terms of this Agreement by the Closing Date.

         3.02 Hellman's Covenants. The Company hereby covenants and agrees that:

                   (a) Conduct of the Company's Business. From the date hereof until Closing, Hellman shall cause the Company to:

                           (i)      maintain  and preserve  the  Company's
business and the Assets in a reasonable and prudent manner, in the ordinary and usual course in which it has been conducted in the past, including but not limited to maintaining insurance coverage for the Assets (to the extent insurable); provided however, that the Company may continue to market and sell its inventory comprising a portion of the Assets in the ordinary and usual course in which the Company has conducted business in the past;

                           (ii)     not create,  assume, or incur any
indebtedness, make any expenditures or enter into any commitments with respect to or affecting the Company, the Stock or the Assets, except in the ordinary course of business;

                           (iii)    not sell,  transfer,  dispose  of, or create
or suffer any Lien on the Stock or the Assets, except as expressly described in this Agreement and except as may be approved by Buyer in advance; and

                           (iv)     not take any other  action  which would have
an adverse effect on Ameritrend, the Stock, or the Assets, including without limitation the value or condition thereof.

                  (b) Further Assurances. Hellman agrees, without further consideration, to execute and deliver such other instruments of transfer and take such other action, and to cause Ameritrend to execute and deliver such other instruments of transfer and take such other action, at Hellman's and/or the Company's expense, as Buyer may reasonably request in order to put Buyer in possession of, and to vest in Buyer, good, valid, and unencumbered title to the Stock in accordance with this Agreement and to consummate the transactions described in this Agreement.

                  (c) Best Efforts. Hellman represents that it shall use its best efforts to close pursuant to the terms of this Agreement by the Closing Date.

         3.03. Covenants of Parties. The parties hereto covenant and agree that:

                  (a) Disclosure to Parties. If any of the parties should become aware, prior to Closing, that any of its representations, warranties or covenants is inaccurate or incapable of being performed, such party shall promptly give written notice of such inaccuracy or incapability to the other parties; provided, however, that nothing contained in this Section 3 shall relieve the party bound by such representation, warranty or covenant from complying with such representation, warranty, or covenant.

                  (b) No Hindrance. None of the parties will take any action than can reasonably be expected to hinder or prevent the consummation of the transactions described herein.


                                   ARTICLE IV
                               CLOSING CONDITIONS

         4.01. Conditions to Obligations of Buyer. This Agreement and the obligations of Buyer to perform hereunder shall be subject to the satisfaction by Hellman and the Company, or waiver in writing by Buyer, of the following conditions as of the date hereof and through the Closing:

                  (a) Representations, Warranties Covenants, Agreements and Obligations. All representations, warranties and agreements of each of Hellman and the Company contained in this Agreement shall, except as expressly provided herein, be true and correct as of the date hereof and through the Closing. Each of Hellman, its business and Company shall have performed and complied with all of its covenants and obligations under this Agreement.

                  (b) No Material Adverse Change. There shall not have been any material adverse change in, about or concerning company, the Stock or the Assets.

                  (c) Completion of Due Diligence Satisfactory to Buyer. Buyer shall have conducted and completed due diligence to its sole satisfaction pertaining to the Company, the Stock and the Assets for which each of Hellman and the Company agrees to reasonably cooperate.

         4.02. Conditions to Obligations of Hellman and Company. This Agreement and the obligations of Hellman and the Company to perform hereunder shall be subject to the satisfaction by Buyer, or waiver in writing by Hellman and the Company, of the following conditions at or prior to Closing:

                  (a) Representations, Warranties and Obligations. All representations, warranties and agreements of Buyer contained in this Agreement shall, except as expressly provided herein, be true and correct at or prior to Closing. Buyer shall have performed and complied with all of its covenants and obligations under this Agreement.

                  (b) Deliveries. Buyer shall have delivered to Hellman each of the documents specified in Section 5.02 hereof.

         4.03. Taxes. All state and/or local sales and transfer taxes, charges, fees, and assessments applicable to the transactions described herein shall be borne by Hellman, except for documentary stamp taxes, if any, relating to the Promissory Note which shall be borne solely by the Buyer and documentary stamp taxes, if any, relating to the transfer of the Stock which shall be borne solely by the Company.

                                    ARTICLE V
                                 INDEMNIFICATION

         5.01. Indemnification by Hellman. Hellman agrees to defend, indemnify and hold Buyer, any subsidiary or affiliate thereof, the Company, and their respective successors, officers, directors, agents and/or controlling persons (the "Indemnified Buyer Group") harmless from and against any and all losses, liabilities, damages, costs or expenses (including reasonable attorneys' fees, penalties and interest) payable to or for the benefit of, or asserted by, any party, resulting from, arising out of, or incurred as a result of (a) the material falsity of any representation, warranty and/or covenant made by each of Hellman and the Company herein or in accordance herewith, or (b) the breach of any material representation, warranty and/or covenant of Hellman (prior to the Closing) or the Company (prior to and after the Closing) herein or in accordance herewith. Provided Hellman indemnification obligation shall expire 1 year after date of closing

         5.02. Indemnification by Buyer. Buyer agrees to defend, indemnify and hold the Company harmless from and against any and all losses, liability, damages, costs, or expenses incurred by the Company (including reasonable attorneys' fees, penalties and interest) payable to or for the benefit of, or asserted by, any party, resulting from, arising out of, or incurred as a result of (a) the material falsity of any representation or warranty made by Buyer herein or in accordance herewith, or (b) the breach of any material covenant of the Company (after the Closing) or Buyer (prior to and after the Closing) herein or in accordance herewith.

         5.03. Notice of Claims. Buyer, Hellman and the Company, each agree to give prompt written notice to the other(s) of any claim against the party giving notice which might give rise to a claim by it against another party/parties hereto based upon the indemnity provisions contained herein, stating the nature and basis of the claim and the actual or estimated amount thereof. In the event that any action, suit or proceeding is brought against Buyer, Hellman or the Company with respect to which any party hereto may have liability under the indemnification provisions contained herein, the indemnifying party/parties shall have the right, at its/their sole cost and expense, to defend such action in the name or on behalf of the indemnified party/parties and, in connection with any such action, suit or proceeding, the parties hereto agree to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defense of any such action, suit or proceeding. No party hereto shall make any settlement of any claim which might give rise to liability of another party under the indemnification provisions contained herein without the written consent of such other party, which consent such other party covenants shall not be unreasonably withheld.

                                   ARTICLE VI
                                   TERMINATION

         6.01. Termination Due to Breach by Buyer. In the event that prior to Closing Buyer fails to comply with any material term or obligation or breaches any representation, warranty or covenant contained in this Agreement in any material respect and does not cure such failure within five (5) business days of receiving written notice from Hellman and/or the Company thereof, then Hellman and the Company may, at their option, by written notice to Buyer, terminate this Agreement. In such event, Hellman and the Company may pursue any and all remedies at law and/or in equity to which they may be entitled.

         6.02. Termination Due to Breach by Hellman and/or the Company. In the event that Hellman and/or the Company fails to comply with any material term or obligation or breaches any representation, warranty or covenant contained in this Agreement in any material respect and does not cure such failure within five (5) business days of receiving written notice from Buyer thereof, then Buyer may, at its option, by written notice to Hellman and/or the Company, terminate this Agreement. In such event, the Buyer may pursue any and all remedies at law and/or in equity to which it may be entitled.

                                   ARTICLE VII
                               GENERAL PROVISIONS

         7.01. Expenses. Each of the parties to this Agreement will be responsible and pay for the fees and expenses of their respective agents, representatives, counsel, and accountants incidental to the negotiation, drafting, and performance of this Agreement; provided, however, that Hellman shall be solely responsible for any such fees incurred by the Company prior to the Closing.

         7.02. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, but shall not be assignable or delegable in whole or in part by any party without the other parties' prior written consent, which written consent may be withheld in the sole discretion of each of the parties hereto without any liability to the party withholding such consent.

         7.03. Waiver. No provision of this Agreement shall be deemed waived by course of conduct, including the act of closing, unless such waiver is made in a writing signed by the party purporting to waive such provision stating that it is intended specifically to modify this Agreement, nor shall any course of conduct operate or be construed as a waiver of any subsequent breach of this Agreement, whether of a similar or dissimilar nature.

         7.04. Entire Agreement. This Agreement (together with any exhibits hereto) supersedes any other agreement, whether written or oral, that may have been made or entered into by the parties (or by any director, officer, agent, or other representative of such parties) relating to the matters described herein. This Agreement (together with any exhibits hereto) constitutes the entire agreement by and among the parties and there are no agreements or commitments except as expressly set forth herein.

         7.05. Further Assurances. Each of the parties hereto agrees to execute all documents and instruments and to take or to cause to be taken all actions which are necessary or appropriate to effectuate the transactions described in this Agreement.

         7.06. Risk of Loss. In the event of any loss, damage or destruction of the Assets prior to Closing, the Company shall promptly restore, replace or repair the damaged property to its previous condition at its own cost and have the right to use all insurance proceeds to effect such restoration, replacement or repair and to retain all excess proceeds.

         7.07. Notices. All notices, demands, requests, and other communications hereunder shall be in writing and shall be deemed to have been duly given and shall be effective upon receipt if delivered by hand, or sent by certified or registered United States mail, postage prepaid and return receipt requested, or by prepaid overnight express service or via telecopier (upon receipt by the sender of a printed confirmation of such transmission). Notices shall be sent to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided that such notice shall be effective only upon receipt thereof):

                  (a)      If to The Company (prior to the Closing) or
                           Howard Hellman:

                                    Data Quest Technologies, Inc.
                                    1451 West Cypress Creek road, Suite 300
                                    Fort Lauderdale, Fl 33309
                                    Attention: Howard Hellman
                                    Telecopier No. 954-428-9190

                  (c)      If to The Company (after the Closing) or Buyer:

                                    Method Products Corp.
                                    2101 NW 33rd Street, Suite 600A
                                    Pompano Beach, FL 33069
                                    Attention: Mark Antonucci, Chief Executive
                                               Officer
                                    Telecopier No. (954) 970-9099

         7.08. Amendments, Modifications. This Agreement may be amended or modified only by a written instrument executed by each of Hellman, Buyer and the Company which states specifically that it is intended to amend or modify this Agreement.

         7.09. Severability. If, at any time, any applicable federal, state, or local governmental authority, or any court or arbitration tribunal having jurisdiction determines that any provision of this Agreement is void, invalid or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and still be legal, valid and enforceable and still preserve each party's benefits and equities hereunder.

         7.10. Applicable Law: Jurisdiction and Venue; Service of Process; Waiver of Trial by Jury; Attorney's Fees. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Florida, without giving effect to the principles of choice or conflict of laws thereof. Jurisdiction and venue for any action or proceeding brought by or between the parties relating to this Agreement, shall be solely in the federal and/or state courts located in Broward County, Florida. The parties hereby consent to the jurisdiction and venue of such courts, and agree that they shall not contest or challenge the jurisdiction or venue of such courts. The parties agree that service of any process, summons, notice or document, by United States registered or certified mail, to their respective addresses as set forth herein or as may otherwise be changed pursuant to the notice provisions hereof, shall be effective service of process for any action, suit or proceeding brought against it in any such court. In recognition of the fact that the issues which would arise under this Agreement are of such a complex nature that they could not be properly tried before a jury, each of the parties waives trial by jury. The prevailing party/parties shall be entitled to recover from the other party/parties its/their reasonable attorneys' fees and costs.

         7.11. Titles and Headings. Titles and headings to sections hereof are inserted for convenience of reference only, and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

         7.12. Cooperative Efforts. The parties shall cooperate and take such action as may be reasonably requested by the other in order to effect the transactions described herein.

         7.13. Execution in Counterparts; Facsimile. This Agreement may be executed in one or more counterparts and via facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         7.14. Interpretation; Rule of Construction That Ambiguities are to be Construed Against the Drafter Not Applicable. This Agreement is to be construed fairly and simply and not strictly for or against any of the parties hereto. The section headings contained herein are for convenience of reference only, are not part of this Agreement, and shall not affect the meaning or interpretation of any provision hereof. The parties to this Agreement acknowledge that they have each carefully read and reviewed this Agreement with their respective counsel, and therefore, agree that the rule of construction that ambiguities shall be construed against the drafter shall not be applicable.

         7.15 Brokers. Each of the parties hereto represents and warrants to the others that no broker is entitled to any commission or similar fee in connection with the making and carrying out of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

DATAQUEST TECHNOLOGIES, INC.:

By:  /s/ Howard Hellman
    ------------------------------
         Howard Hellman, President



                                         HOWARD HELLMAN:

                                         By:  /s/ Howard Hellman
                                         ----------------------------------




BUYER:
METHOD PRODUCTS CORP.

By:  /s/ Mark Antonucci
    ----------------------------
Mark Antonucci, Chief Executive Officer


                                         WITNESS:
                                         By:

                                         /s/ Richard Scarantino
                                         ------------------------------------
                                             Richard Scarantino